Exhibit 32
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Solitario Zinc Corp. (the "Company") on Form 10-Q/A for the period ended March 31, 2020, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, Christopher E. Herald, Chief Executive Officer, and James R. Maronick, Chief Financial Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to our knowledge:

          (1)          The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934.

          (2)          The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/Christopher E. Herald	/s/James R. Maronick
Christopher E. Herald	James R. Maronick
Chief Executive Officer	Chief Financial Officer

Dated: May 1, 2020